LITMAN GREGORY FUNDS TRUST

(the “Trust”)

Supplement dated September 5, 2024 to the Statements of Additional Information (the “SAIs”) of the Litman Gregory Funds Trust (the “Trust”) dated February 22, 2024, April 29, 2024, and May 16, 2024 as revised and supplemented

Notice to Existing and Prospective Shareholders:

Effective June 30, 2024, Frederick A. Eigenbrod, Jr., Ph.D. retired as a Trustee from the Board of Trustees of the Trust (the “Board”). References to Mr. Eigenbrod being a Trustee on the Board should be removed.

Effective July 1, 2024, Craig Wainscott was appointed as a Trustee on the Board. Mr. Wainscott is an Independent Trustee, meaning a Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended. Mr. Wainscott’s Trustee attributes include his substantial mutual fund and financial services experience. He has extensive experience in the investment management business at Russell Investments where he served as a Managing Director in the U.S. mutual fund group, President of Russell Canada and Director of Russell Australia. Mr. Wainscott has worked as a Chartered Financial Analyst (CFA) since 1985 and has experience with quantitative investment techniques, fund marketing and fund distribution.

The following information supplements the table for Independent Trustees in the section entitled “Board of Trustees” in the SAIs:

Independent Trustees*

Name, Address and Year Born	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Craig Wainscott 2301 Rosecrans Avenue, Suite 2150 El Segundo, CA 90245 (born 1961)	Independent Trustee	Open-ended term; served since July 1, 2024	Retired from Russell Investments, Managing Director, US Mutual Funds, CEO Canada 1982 – 2006; CEO instaCOVER, LLC (an insurance technology platform) 2014-2020; currently an advisor to early-stage companies.	16	Brandes Investment Funds (mutual funds) (7 portfolios)

*	Denotes Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

Please keep this Supplement with your SAI.